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INDEPENDENT AUDITORS' CONSENT


In Home Health, Inc.

We consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-07511, 33-38504, 33-75876 and 333-35963) of our reports dated November 17, 1998, appearing in this Annual Report on Form 10-K of In Home Health, Inc. for the year ended September 30, 1998.






/s/ Deloitte & Touche LLP
Minneapolis, Minnesota
December 18, 1998